Supplement dated November 7, 2002*

                    to the Prospectuses dated October 5, 2002

       of American Express Retirement Advisor Advantage(SM) Variable Annuity

          American Express Retirement Advisor Select(SM) Variable Annuity

                                S-6406 E (10/02)

The Enhanced Earnings Death Benefit described on page 81 and the Enhanced Earnings Plus Death Benefit described on page 83 are not currently available under qualified annuities.

The following language has been added to the "Enhanced Earnings Death Benefit
(EEB) - Earnings at death," described on page 81 of the prospectus:

Earnings at death for the EEB and EEP:

If the rider effective date is the contract issue date, earnings at death is an amount equal to the standard death benefit (or the MAV death benefit, if applicable) minus purchase payments not previously surrendered.

If the rider effective date is AFTER the contract issue date, earnings at death is an amount equal to the standard death benefit (or the MAV death benefit, if applicable) minus the greater of:

o the contract value (determined before applying any purchase payment or purchase payment credit) as of the rider effective date, less any surrenders of that contract value since the rider effective date; or

o an amount equal to the standard death benefit or MAV death benefit, if applicable (determined before applying any purchase payment or purchase payment credit) as of the rider effective date (but before applying any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since the rider effective date.

plus any purchase payments made on or after the rider effective date that have not been surrendered and are one year old or more.

S-6406-2 A (10/02)

* Valid until April 30, 2003.